UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 25, 2016

Commission File Number of issuing entity:  333-208347-01
Central Index Key Number of issuing entity:  0001128250
BA CREDIT CARD TRUST*
(Exact name of issuing entity as specified in its charter)
(Issuing Entity of the Notes)

Commission File Number of issuing entity:  333-208347-02
Central Index Key Number of issuing entity:   0000936988
BA MASTER CREDIT CARD TRUST II
(Exact name of issuing entity as specified in its charter)
(Issuing Entity of the Collateral Certificate)

Commission File Number of depositor:  333-208347
Central Index Key Number of depositor:   0001370238
BA CREDIT CARD FUNDING, LLC
(Exact name of depositor as specified in its charter)
Central Index Key Number of sponsor: 0001102113
BANK OF AMERICA, NATIONAL ASSOCIATION
(Exact name of sponsor as specified in its charter)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255	c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255
(Address of Principal Executive Office)	(Address of Principal Executive Office)

(704) 683-4915	(704) 683-4915
(Telephone Number, including area code)	(Telephone Number, including area code)

01-0864848	01-0864848
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

N/A	N/A
(Former name or address, if changed since last report)	(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*
In accordance with relevant regulations of the Securities and Exchange Commission, the depositor files annual and other reports with the Commission on behalf of the BA Credit Card Trust and the BA Master Credit Card Trust II under the Central Index Key (CIK) number (0001128250) for the BA Credit Card Trust.

Section 8 – Other Events

Item 8.01. Other Events.

On May 25, 2016, the Asset Representations Review Agreement was amended by the First Amendment to Asset Representations Review Agreement by and among BA Credit Card Funding, LLC, as Transferor, Bank of America, National Association, as Servicer and in its individual capacity, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer.

Section 9 – Financial Statements and Exhibits.

Item 9.01(d). Exhibits.

Exhibit 4.1
First Amendment to Asset Representations Review Agreement, dated as of May 25, 2016, among BA Credit Card Funding, LLC, as Transferor, Bank of America, National Association, as Servicer and in its individual capacity, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BA CREDIT CARD FUNDING, LLC Acting solely in its capacity as depositor of BA Master Credit Card Trust II and BA Credit Card Trust

Date: May 25, 2016	By:	/s/ Keith W. Landis
		Name:	Keith W. Landis
		Title:	V.P.

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1
First Amendment to Asset Representations Review Agreement, dated as of May 25, 2016, among BA Credit Card Funding, LLC, as Transferor, Bank of America, National Association, as Servicer and in its individual capacity, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer.